Accounting considerations related to the SPAC Transaction - Listing expenses (Details) R$ in Thousands	Feb. 27, 2023 BRL (R$)	Jun. 30, 2023 BRL (R$)	Mar. 01, 2023 brazilianRealPerUSDollar $ / shares	Jun. 30, 2022 BRL (R$)	Jun. 30, 2021 BRL (R$)
Accounting Considerations Related To The SPAC Transaction [Abstract]
Deemed cost of shares issued to TPB Acquisition Corp shareholders	R$ 893,613
Total identifiable net assets at fair value	(574,059)	R$ 216,376		R$ 336,291	R$ 467,200
Payments for share issue costs	R$ 319,554
Share price per share | $ / shares			$ 9.55
Closing foreign exchange rate | brazilianRealPerUSDollar			5.21